UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 15, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On September 15, 2006, NERA Economic Consulting issued a press release regarding the competitive power procurement auction in Illinois. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

ITEM 8.01 Other Events.

Reference is made to Note 2 - Rate and Regulatory Matters to the financial statements under Part I, Item 1; Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 1A. Risk Factors in the Form 10-Q for the quarterly period ended June 30, 2006, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”) (collectively, the “registrants”), for a discussion of the process for power procurement for Ameren’s Illinois utility companies after the expiration of the current Illinois electric rate freeze on January 1, 2007 and power supply contracts on December 31, 2006. Reference is also made to Supply for Electric Power under Part I, Item 1. Business; Part I, Item 1A. Risk Factors; Outlook under Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and Note 3 - Rate and Regulatory Matters to the financial statements under Part II, Item 8 in the registrants’ Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for a discussion of the process for power procurement for Ameren’s Illinois utility companies after the expiration of the current Illinois electric rate freeze on January 1, 2007 and power supply contracts on December 31, 2006.

On September 15, 2006, NERA Economic Consulting declared a successful result in the competitive power procurement auction in Illinois for fixed-price customers, which includes the vast majority of electric customers of CIPS, CILCO and IP. NERA Economic Consulting served as auction manager for the power procurement auction. The auction determined the cost of power that CIPS, CILCO and IP will purchase on behalf of fixed-price customers for 2007.

On September 15, 2006, CIPS, CILCO and IP issued a press release discussing the impact on Illinois residential customer rates of the competitive power procurement auction and potential increases resulting from delivery service cases that are currently pending before the Illinois Commerce Commission. The press release is attached as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title:
99.1*	Press Release regarding the Illinois competitive power procurement auction, issued on September 15, 2006 by NERA Economic Consulting.

99.2
Press release regarding impact of Illinois competitive power procurement auction and potential increases in delivery service rates, issued on September 15,
2006 by Central Illinois Public Service Company, Central Illinois Light
Company and Illinois Power Company.

*Exhibit 99.1 is intended to be furnished rather than filed pursuant to General Instruction B.2 of Form 8-K.
- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren Corporation, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

FORWARD-LOOKING STATEMENTS

Certain statements in this report relate to future events and expectations and as such constitute forward-looking statements involving known and unknown factors that may cause actual results of the registrants to be different from those expressed or implied in the forward-looking statements. In this context, words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,” or other similar words and phrases often identify forward-looking statements made on behalf of the registrants. It is important to note that actual results of the registrants may differ materially from those described or implied in such forward-looking statements based on a number of factors and uncertainties, including, but not limited to, regulatory actions, including changes in regulatory policies and ratemaking determinations; changes in laws and other governmental actions, including monetary and fiscal policies; the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation, such as when the current electric rate freeze and current power supply contracts expire in Illinois at the end of 2006; business and economic conditions, including their impact on interest rates; disruptions of the capital markets or other events that make the registrants access to necessary capital more difficult or costly; actions of credit rating agencies and the effects of such actions; legal and administrative proceedings; and other factors described in more detail in the registrants’ filings with the Securities and Exchange Commission. We do not undertake to update our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CILCORP Inc.
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: September 18, 2006

Exhibit Index

Exhibit Number	Title:
99.1*	Press Release regarding the Illinois competitive power procurement auction, issued on September 15, 2006 by NERA Economic Consulting.

99.2
Press release regarding impact of Illinois competitive power procurement auction and potential increases in delivery service rates, issued on September 15,
2006 by Central Illinois Public Service Company, Central Illinois Light
Company and Illinois Power Company.